                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2005

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)

         Delaware                        000-24389               36-4169320
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)         Identification No.)

                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
                    (Address of principal executive offices)

                                 (630) 932-8844
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by VASCO Data Security International, Inc. on February 8, 2005 as amended on April 20, 2005. This amendment is being filed solely to add the Independent Auditor's Report which was inadvertently omitted from the previous filing.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

         (a) Audited financial statements of A.O.S.-Hagenuk B.V. at December 31, 2004, 2003 and 2002, and for each of the three years in the period ended December 31, 2004, are attached as
                  Exhibit 99.3 hereto.

         (b) Unaudited consolidated pro forma balance sheet as of December 31, 2004 and the unaudited consolidated pro forma statement of operations for the year then ended, including notes thereto, are attached as Exhibit 99.4 hereto.

         (c)      Exhibits

                  Exhibit
                  Number        Description
                  -------       -----------------------------------------------------------------------------------------------
                    2.2         Consent of Berk Accountants en Belastingadviseurs

                   99.1         Press Release announcing the acquisition of A.O.S.-Hagenuk dated February 8, 2005 *

                   99.2         Registration Rights Agreement by and among A.O.S. Holding B.V., Filipan Beheer B.V., Mr. Mladen
                                Filipan, and Pijnenburg Beheer N.V., and VASCO Data Security International, Inc., dated
                                February 4, 2005. *

                   99.3         Financial Statements

                   99.4         Unaudited Pro Forma Financial Information *

                    *           Filed Previously.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 20, 2005             VASCO Data Security International, Inc.
                               ------------------------------------------------
                               (Registrant)



                               By: /s/ Clifford K. Bown
                               ------------------------------------------------
                               Clifford K. Bown
                               Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      --------------------------------------------------------------------------------------------------------
 2.2         Consent of Berk Accountants en Belastingadviseurs

99.1         Press Release announcing the acquisition of A.O.S. - Hagenuk dated February 8, 2005 *

99.2         Registration Rights Agreement by and among A.O.S. Holding B.V., Filipan Beheer B.V., Mr. Mladen Filipan,
             and Pijnenburg Beheer N.V., and VASCO Data Security International, Inc. dated February 4, 2005. *

99.3         Financial Statements

99.4         Unaudited Pro Forma Financial Statements *

*            Filed Previously
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